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                                                                    EXHIBIT 23.7


                        CONSENT OF INDEPENDENT AUDITORS

As independent auditors, we hereby consent to the incorporation by reference of our report, dated 15 March 1996 on the consoldiated financial statements of XYZ Entertainment Pty Limited into this Registration Statement on Form S-3, Amendment No. 2. We also consent to the reference to our firm under the caption "Experts" in this Registration Statement.


                                         Deloitte Touche Tohmatsu

Sydney, Australia
14 July 1998